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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 1, 1999



                               AVISTA CORPORATION
             (Exact name of registrant as specified in its charter)


        Washington                        1-3701                 91-0462470
-------------------------------        -----------            ----------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


1411 East Mission Avenue, Spokane, Washington                      99202-2600
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:             509-489-0500
        Web site:   http://www.avistacorp.com              ---------------------


                       The Washington Water Power Company
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER INFORMATION


Effective January 1, 1999, The Washington Water Power Company changed its corporate name to Avista Corporation. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press releases of a reference to the Company's Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report. The information available at the Company's Internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.





SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AVISTA CORPORATION
                                               (Registrant)



Date: January 6, 1999                           /s/ Jon E. Eliassen
                                             -------------------------
                                                  Jon E. Eliassen
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Accounting and
                                                Financial Officer)